The American Trust
                                 Allegiance Fund

                                One Court Street
                          Lebanon, New Hampshire 03766



                                  ANNUAL REPORT



                                FEBRUARY 28, 2001

                         AMERICAN TRUST ALLEGIANCE FUND


April 24, 2001

Dear Fellow Shareholder,

     We are pleased to send you the American Trust Allegiance Fund's annual report for the twelve months ending February 28, 2001. The Fund's total assets equaled $31.9 million as of February 28, 2001. The Fund's investment performance has been disappointing over the past year due to the general decline in the U.S. stock market and the sharp fall in technology stocks.

     The U.S. stock market has been in the throes of the worst bear market since the punishing bear of 1972-1974. Few stocks have escaped from the grinding declines that have occurred over the past year and the technology sector has been especially hard hit. The financial market weakness can be attributed to the fairly sudden decline in the U.S. economy, compounded by a dramatic deceleration in technology capital spending. The impact to corporate profits has been pervasive, with disappointing earnings across virtually all sectors of the economy. As a consequence, the Federal Reserve has aggressively lowered interest rates in an effort to avoid a recession.

     Our investment discipline of focusing on companies with attractive long-term growth potential lead to a significant weighting in technology stocks for the Fund. That technology exposure has hurt the performance of the Fund over the past year. We remain convinced that some of the best investment opportunities for investors will be in the technology sector and therefore, we intend to maintain a meaningful weighting in this sector. However, we have broadened the diversification of the Fund's portfolio and have invested in attractive non-technology growth opportunities.

     Investors are certainly faced with challenging times and we expect the financial markets to remain choppy. Our job is to look ahead and position the Fund's portfolio for long- term growth.

     We thank you for your support and look forward to helping you achieve your financial goals.


/s/ Jeffrey M. Harris
Jeffrey M. Harris, CFA


/s/ Paul H. Collins
Paul H. Collins

Remember past performance is not a guarantee of future results. Fund share values and returns fluctuate and investors may have a gain or a loss when shares are redeemed. During the year ended February 28, 2001, a portion of the advisory fee was waived.

                         AMERICAN TRUST ALLEGIANCE FUND

                         American Trust Allegiance Fund
   Comparison of the change in value of a $10,000 investment in the American
      Trust Allegiance Fund versus the S&P 500 Composite Stock Price Index

                          American Trust                  S&P 500 Composite
                          Allegiance Fund                 Stock Price Index
                          ---------------                 -----------------
11-Mar-97                     $10,000                          $10,000
31-Mar-97                     $ 9,210                           $9,342
31-May-97                     $10,630                          $10,497
31-Aug-97                     $11,450                          $11,175
30-Nov-97                     $12,200                          $11,927
28-Feb-98                     $13,480                          $13,149
29-May-98                     $13,620                          $13,718
31-Aug-98                     $12,110                          $12,086
30-Nov-98                     $15,130                          $14,750
28-Feb-99                     $17,183                          $15,742
31-May-99                     $17,842                          $16,600
31-Aug-99                     $17,893                          $16,892
30-Nov-99                     $20,765                          $17,829
29-Feb-00                     $25,942                          $17,585
31-May-00                     $23,536                          $17,329
31-Aug-00                     $28,337                          $18,564
30-Nov-00                     $20,887                          $16,129
28-Feb-01                     $17,463                          $15,253

                                   AVERAGE ANNUAL TOTAL RETURN(1)
                                   ------------------------------
1 Year                                       (32.68%)
Since Inception (3/11/97)                     15.07%

Past performance is no guarantee of future results. Share value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original investment. Indices do not incur expenses and are not available for investment.

(1) Average Annual Total Return represents the average change in account value over the periods indicated.

The S&P 500 Composite Stock Price Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

                         AMERICAN TRUST ALLEGIANCE FUND

SCHEDULE OF INVESTMENTS AT FEBRUARY 28, 2001
--------------------------------------------------------------------------------
   Shares     COMMON STOCKS: 84.91%                                Market Value
--------------------------------------------------------------------------------

              AIR FREIGHT: 1.81%
    9,900     Expeditors International of Washington, Inc........  $    577,912
                                                                   ------------
              AIRLINES: 0.99%
   17,100     Southwest Airlines Co..............................       318,060
                                                                   ------------
              BANKS - MAJOR REGIONAL: 3.19%
    6,100     Fifth Third Bancorp................................       328,256
    9,700     Northern Trust Corp................................       689,912
                                                                   ------------
                                                                      1,018,168
                                                                   ------------
              BROADCAST MEDIA: 1.83%
   13,500     Comcast  Corp. - Special Class A*..................       584,719
                                                                   ------------
              COMMUNICATIONS EQUIPMENT: 4.76%
    4,100     CIENA Corp.*.......................................       275,469
    8,850     Corning, Inc.......................................       239,835
   21,500     Lucent Technologies, Inc...........................       249,185
   11,100     Nokia Corp., ADR, Class A #........................       244,200
   11,200     Nortel Networks Corp...............................       207,088
    7,000     Tellabs, Inc.*.....................................       304,938
                                                                   ------------
                                                                      1,520,715
                                                                   ------------
              COMPUTER SOFTWARE AND SERVICES: 4.16%
    5,900     Adobe Systems, Inc.................................       171,469
   10,350     Microsoft Corp.*...................................       610,650
   15,700     Oracle Corp.*......................................       298,300
    6,500     Siebel Systems, Inc.*..............................       248,625
                                                                   ------------
                                                                      1,329,044
                                                                   ------------
              COMPUTERS - HARDWARE: 0.90%
   14,400     Sun Microsystems, Inc.*............................       286,200
                                                                   ------------

See accompanying Notes to Financial Statements.

                         AMERICAN TRUST ALLEGIANCE FUND

--------------------------------------------------------------------------------
   Shares                                                          Market Value
--------------------------------------------------------------------------------

              COMPUTERS - NETWORKING: 2.43%
   10,520     Cisco Systems, Inc.*...............................  $    249,192
    3,500     Juniper Networks, Inc.*............................       225,969
      430     McDATA Corp.*......................................         7,686
    9,900     Network Appliance, Inc.*...........................       294,525
                                                                   ------------
                                                                        777,372
                                                                   ------------
              COMPUTERS - PERIPHERAL: 1.07%
    8,600     EMC Corp.*                                                341,936
                                                                   ------------
              ELECTRICAL EQUIPMENT: 4.64%
    4,600     Celestica, Inc.*...................................       225,400
    7,400     Emerson Electric Co................................       495,060
    8,400     Flextronics International Ltd.*....................       222,600
    7,900     Sanmina Corp.*.....................................       235,519
    6,550     Symbol Technologies, Inc...........................       303,593
                                                                   ------------
                                                                      1,482,172
                                                                   ------------
              ELECTRONICS - SEMICONDUCTOR: 3.93%
    4,300     Applied Micro Circuits Corp.*......................       115,025
    2,800     Broadcom Corp. - Class A*..........................       137,900
   15,700     Intel Corp.........................................       448,431
    8,440     JDS Uniphase Corp.*................................       225,770
    5,000     Texas Instruments, Inc.............................       147,750
    4,600     Vitesse Semiconductor Corp.*.......................       181,413
                                                                   ------------
                                                                      1,256,289
                                                                   ------------
              ELECTRONICS - SEMICONDUCTOR EQUIPMENT: 0.83%
    6,300     Applied Materials, Inc.*...........................       266,175
                                                                   ------------
              ELECTRONICS EQUIPMENT: 0.70%
    8,200     Solectron Corp.*...................................       223,450
                                                                   ------------
              EQUIPMENT - SEMICONDUCTOR: 0.87%
    4,600     Cabot Microelectronics Corp.*......................       278,587
                                                                   ------------

See accompanying Notes to Financial Statements.

                         AMERICAN TRUST ALLEGIANCE FUND

--------------------------------------------------------------------------------
   Shares                                                          Market Value
--------------------------------------------------------------------------------

              FINANCIAL - DIVERSIFIED: 5.32%
   15,300     American Express Co................................  $    671,364
    9,900     Fannie Mae.........................................       789,030
    2,400     State Street Corp..................................       241,080
                                                                   ------------
                                                                      1,701,474
                                                                   ------------
              FOOD DISTRIBUTION: 2.91%
    7,800     Performance Food Group Co.*........................       413,400
   18,900     Sysco Corp.........................................       515,214
                                                                   ------------
                                                                        928,614
                                                                   ------------
              HOUSEHOLD PRODUCTS: 6.09%
   19,250     Colgate-Palmolive Co...............................     1,136,713
   22,500     The Clorox Co......................................       809,100
                                                                   ------------
                                                                      1,945,813
                                                                   ------------
              INSURANCE - BROKERS: 2.94%
    8,775     Marsh & McLennan Companies, Inc....................       938,925
                                                                   ------------

              INSURANCE - MULTILINE: 3.17%
   12,367     American International Group, Inc..................     1,011,621
                                                                   ------------

              LEISURE: 2.28%
   16,800     Harley-Davidson, Inc...............................       728,280
                                                                   ------------

              OIL - INTERNATIONAL: 2.76%
   10,900     Exxon Mobil Corp...................................       883,445
                                                                   ------------

              OIL AND GAS - DRILL AND EQUIPMENT: 2.15%
   10,800     Schlumberger Ltd...................................       688,500
                                                                   ------------

              RETAIL - APPAREL: 0.94%
   11,000     The Gap, Inc.......................................       299,640
                                                                   ------------

              RETAIL - DEPARTMENT STORES: 3.28%
   15,900     Kohls Corp.*.......................................     1,047,969
                                                                   ------------

See accompanying Notes to Financial Statements.

                         AMERICAN TRUST ALLEGIANCE FUND

--------------------------------------------------------------------------------
   Shares                                                          Market Value
--------------------------------------------------------------------------------

             RETAIL - SPECIALTY: 3.25%
   42,200    Bed Bath & Beyond, Inc.*............................  $  1,039,175
                                                                   ------------
             SERVICES - COMM & CONSUMER: 1.16%
   10,300    Cintas Corp.........................................       370,961
                                                                   ------------
             SERVICES - COMPUTER SERVICES: 1.41%
   8,100     Sungard Data Systems, Inc.*.........................       451,170
                                                                   ------------
             SERVICES - DATA PROCESSING: 4.98%
   13,400    Automatic Data Processing...........................       790,600
   20,025    Paychex, Inc........................................       799,748
                                                                   ------------
                                                                      1,590,348
                                                                   ------------
             TELECOMMUNICATIONS - LONG DISTANCE: 0.99%
   19,000    MCI WorldCom, Inc.*.................................       315,875
                                                                   ------------
             TELEPHONE: 2.56%
    8,700    BellSouth Corp......................................       365,052
    9,500    SBC Communications, Inc.............................       453,150
                                                                   ------------
                                                                        818,202
                                                                   ------------
             UTILITIES - NATURAL GAS: 2.68%
   12,500    Enron Corp..........................................       856,250
                                                                   ------------
             UTILITIES - POWER PRODUCTS: 3.93%
   15,000    Calpine Corp.*......................................       667,350
   21,300    NRG Energy, Inc.*...................................       590,010
                                                                   ------------
                                                                      1,257,360
                                                                   ------------

             Total Common Stocks (Cost $28,950,291)+.............  $ 27,134,421
                                                                   ------------

See accompanying Notes to Financial Statements.

                         AMERICAN TRUST ALLEGIANCE FUND

--------------------------------------------------------------------------------
 Principal
  Amount     Short-Term Investments: 14.99%                        Market Value
--------------------------------------------------------------------------------

4,789,394    Firstar Stellar Treasury Fund (Cost $4,789,394).....  $  4,789,394
                                                                   ------------
             Total Investments in Securities (Cost $33,739,685):
              99.90%.............................................    31,923,815
             Other Assets less Liabilities:  0.10%...............        33,456
                                                                   ------------
             NET ASSETS:  100%...................................  $ 31,957,271
                                                                   ============
* Non-income producing security.

# ADR - American Depository Receipt

+ At February 28, 2001, the cost of securities for Federal tax purposes was $34,287,481. Gross unrealized appreciation and depreciation is as follows:

             Gross unrealized appreciation.......................     2,990,207
             Gross unrealized depreciation.......................    (5,353,873)
                                                                   ------------
                  Net unrealized depreciation....................  $ (2,363,666)
                                                                   =============

See accompanying Notes to Financial Statements.

                         AMERICAN TRUST ALLEGIANCE FUND

STATEMENT OF ASSETS AND LIABILITIES AT FEBRUARY 28, 2001
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $33,739,685) ......    $ 31,923,815
  Receivables:
    Fund shares sold ..........................................          23,104
    Dividends and interest ....................................          23,992
  Prepaid expenses ............................................           9,094
  Deferred organization costs .................................           3,797
                                                                   ------------
       Total assets ...........................................      31,983,802
                                                                   ------------

LIABILITIES
  Payables:
    Due to advisor ............................................           4,332
    Administration fees .......................................           5,409
  Accrued expenses ............................................          16,790
                                                                   ------------
       Total liabilities ......................................          26,531
                                                                   ------------

NET ASSETS ....................................................    $ 31,957,271
                                                                   ============

Net asset value, offering and redemption price per share
   ($31,957,271 / 1,906,548 shares outstanding; unlimited
   number of shares (par value $0.01) authorized) .............    $      16.76
                                                                   ============


COMPONENTS OF NET ASSETS
  Paid-in capital .............................................    $ 33,611,747
  Accumulated net realized gain on investments ................         161,394
  Net unrealized depreciation on investments ..................      (1,815,870)
                                                                   ------------
       Net assets .............................................    $ 31,957,271
                                                                   ============

See accompanying Notes to Financial Statements.

                         AMERICAN TRUST ALLEGIANCE FUND

STATEMENT OF OPERATIONS FOR THE YEAR ENDED FEBRUARY 28, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
   Dividends ..................................................    $    155,973
   Interest ...................................................         119,883
                                                                   ------------
     Total income .............................................         275,856
                                                                   ------------

  Expenses
   Advisory fees (Note 3) .....................................         383,815
   Administration fees (Note 3) ...............................          80,803
   Transfer agent fees ........................................          52,638
   Fund accounting fees .......................................          31,408
   Registration fees ..........................................          20,391
   Audit fees .................................................          21,890
   Custody fees ...............................................          12,832
   Reports to shareholders ....................................           6,842
   Legal fees .................................................           5,749
   Trustees' fees .............................................           4,300
   Amortization of deferred organization costs ................           3,701
   Insurance expense ..........................................           3,618
   Miscellaneous ..............................................           2,744
                                                                   ------------
     Total expenses ...........................................         630,731
     Less: Advisory fee waiver (Note 3) .......................         (44,373)
                                                                   ------------
     Net expenses .............................................         586,358
                                                                   ------------
        Net investment loss ...................................        (310,502)
                                                                   ------------

REALIZED AND UNREALIZED GAIN / (LOSS) ON INVESTMENTS
   Net realized gain on investments ...........................         164,480
   Net change in unrealized depreciation on investments .......     (15,142,450)
                                                                   ------------
     Net realized and unrealized loss on investments ..........     (14,977,970)
                                                                   ------------
        Net decrease in net assets resulting from operations ..    $(15,288,472)
                                                                   ============

See accompanying Notes to Financial Statements.

                         AMERICAN TRUST ALLEGIANCE FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  Year Ended      Year Ended
                                                                 February 28,    February 29,
                                                                     2001            2000
                                                                 ------------    ------------
INCREASE / (DECREASE) IN NET ASSETS FROM:
 Net investment loss ......................................      $   (310,502)   $   (157,537)
 Net realized gain on investments .........................           164,480       1,178,889
 Net change in unrealized (depreciation) /
    appreciation on investments ...........................       (15,142,450)      9,654,443
                                                                 ------------    ------------
     Net (decrease)/increase in net assets resulting from
       operations .........................................       (15,288,472)     10,675,795
                                                                 ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 Net realized gain on security transactions ...............        (1,001,777)             --
                                                                 ------------    ------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
 Net increase in net assets derived from net change in
    outstanding shares (a) ................................        11,315,499      12,926,816
                                                                 ------------    ------------

       Total (decrease)/increase in net assets ............        (4,974,750)     23,602,611

NET ASSETS
Beginning of year .........................................        36,932,021      13,329,410
                                                                 ------------    ------------

End of year ...............................................      $ 31,957,271    $ 36,932,021
                                                                 ============    ============

(a)  A summary of share transactions is as follows:

                                               Year Ended                       Year Ended
                                           February 28, 2001                 February 29, 2000
                                     ---------------------------       ---------------------------
                                       Shares           Value            Shares           Value
                                     ---------      ------------       ---------      ------------
Shares sold ......................     622,931      $ 15,165,103         743,011      $ 14,552,043
Shares issued on reinvestment
 of distributions ................      47,738           974,814              --                --
Shares redeemed ..................    (209,050)       (4,824,418)        (85,249)       (1,625,227)
                                     ---------      ------------       ---------      ------------
Net increase .....................     461,619      $ 11,315,499         657,762      $ 12,926,816
                                     =========      ============       =========      ============

See accompanying Notes to Financial Statements.

                         AMERICAN TRUST ALLEGIANCE FUND

FINANCIAL HIGHLIGHTS - FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                                                      Mar. 11, 1997*
                                                       Year Ended      Year Ended      Year Ended        through
                                                      Feb. 28, 2001   Feb. 29, 2000   Feb. 28, 1999   Feb. 28, 1998
                                                      -------------   -------------   -------------   -------------
Net asset value, beginning of period ................   $  25.56        $  16.93        $  13.48        $  10.00
                                                        --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss ...............................      (0.16)          (0.11)          (0.07)          (0.03)
  Net realized and unrealized
    (loss)/gain on investments ......................      (8.10)           8.74            3.74            3.51
                                                        --------        --------        --------        --------
Total from investment operations ....................      (8.26)           8.63            3.67            3.48
                                                        --------        --------        --------        --------

Less distributions:
  From net realized gain ............................      (0.54)             --           (0.22)             --
                                                        --------        --------        --------        --------

Net asset value, end of period ......................   $  16.76        $  25.56        $  16.93        $  13.48
                                                        ========        ========        ========        ========

Total return ........................................     (32.68)%         50.97%          27.47%          34.80%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)  ..............   $ 31,957        $ 36,932        $ 13,329        $  6,360

Ratio of expenses to average net assets:
  Before fee waived .................................       1.56%           1.75%           2.30%           4.04%+
  After fee waived ..................................       1.45%           1.45%           1.45%           1.45%+

Ratio of net investment loss to average net assets:
  After fee waived ..................................      (0.77)%         (0.73)%         (0.57)%         (0.42)%+

Portfolio turnover rate .............................      86.13%          39.81%          40.99%          27.65%++

*  Commencement of operations.
+  Annualized.
++ Not Annualized.

See accompanying Notes to Financial Statements.

                         AMERICAN TRUST ALLEGIANCE FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The American Trust Allegiance Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation. The Fund began operations on March 11, 1997.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from generally accepted accounting principles. To the extent these book/tax differences are permanent such amounts are reclassified within the capital

                         AMERICAN TRUST ALLEGIANCE FUND

--------------------------------------------------------------------------------

          accounts based on their Federal tax treatment. The reclassification relates primarily to the net operating loss of the Fund which is not deductible for tax purposes and was reclassified to paid-in capital.

     D. DEFERRED ORGANIZATION COSTS: The Fund has incurred expenses of $18,500 in connection with its organization. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

     E. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For  the  year  ended  February  28,  2001,  American  Trust  Company  (the
"Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Fund. For the year ended February 28, 2001, the Fund incurred $383,815 in Advisory Fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.45% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the year ended February 28, 2001, the

                         AMERICAN TRUST ALLEGIANCE FUND

--------------------------------------------------------------------------------

Advisor reduced its fees and absorbed Fund expenses in the amount of $44,373; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $284,221 at February 28, 2001. Cumulative expenses subject to recapture expire as follows:

                  Year                                Amount
                  ----                               --------
                  2003                                174,965
                  2004                                109,256
                                                     --------
                                                     $284,221
                                                     ========

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     Fund asset level                         Fee rate
     ----------------                         --------
     Less than $15 million                    $30,000
     $15 million to less than $50 million 0.20% of average daily net assets $50 million to less than $100 million 0.15% of average daily net assets $100 million to less than $150 million 0.10% of average daily net assets
     More than $150 million                   0.05% of average daily net assets

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     For the year ended February 28, 2001, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $38,161,074 and $32,462,047, respectively.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees and Shareholders
Of American Trust Allegiance Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Trust Allegiance Fund, series of Advisor Series Trust (the "Fund") at February 28, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights presented for the periods prior March 1, 1999 were audited by other independent accountants whose report dated March 26, 1999 expressed an unqualified opinion on those statements.


/s/ PricewaterhouseCoopers LLP

New York, New York
April 12, 2001

                                     ADVISOR
                             American Trust Company
                                One Court Street
                               Lebanon, NH 03766


                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                                Phoenix, AZ 85018


                                    CUSTODIAN
                               Firstar Bank, N.A.
                               425 Walnut Street
                              Cincinnati, OH 45202


                                 TRANSFER AGENT
                          American Data Services, Inc.
                          150 Motor Parkway, Suite 109
                              Hauppauge, NY 11788
                                 1-800-385-7003


                                  LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                        345 California Street, 29th Floor
                            San Francisco, CA 94104


                         INDEPENDENT PUBLIC ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                          1177 Avenue of the Americas
                               New York, NY 10036


This report is intended for shareholders of the Fund and may not be used as sales literature unless preced or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.